UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

RealD Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34818	77-0620426

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA	90210

(Address of Principal Executive Offices)	(Zip code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Pursuant to the Agreement and Plan of Merger, dated as of November 8, 2015 (the “Merger Agreement”), by and among Rhombus Cinema Holdings, LP (formerly Rhombus Cinema Holdings, LLC), a Delaware limited partnership (“Purchaser”), Rhombus Merger Sub, Inc., a Delaware corporation and indirect, wholly owned subsidiary of Purchaser (“Merger Sub”), and RealD Inc., a Delaware corporation (the “Company”), on March 22, 2016 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Purchaser.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, was converted into the right to receive $11.00 in cash, without interest (the “Merger Consideration”).  Pursuant to the Merger Agreement, as of the Effective Time, unless otherwise agreed with the holder thereof, each stock option, restricted stock unit and performance-based stock unit (in each case, whether vested or unvested) that related to shares of Company common stock that was outstanding immediately prior to the Effective Time vested, and was cancelled and converted into the right to receive the Merger Consideration, less any applicable tax withholdings, and, in the case of options, less the applicable exercise price.

The total amount of funds used to complete the Merger and related transactions and pay related fees and expenses was approximately $600 million, which was funded through a combination of equity and debt financing obtained by Purchaser, as contemplated in the Merger Agreement.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2015.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that trading of the Common Stock be delisted from the NYSE. The Company also requested that the NYSE file with the SEC a notification of removal from listing on Form 25 with respect to the delisting of the Common Stock from the NYSE. The Company intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, was converted into the right to receive the Merger Consideration.  At the Effective Time, all holders of Common Stock (other than such excluded shares) ceased to have any rights with respect thereto other than the right to receive the Merger Consideration.

The information set forth under Items 2.01, 3.01, and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant

As a result of the Merger, a change in control of the Company occurred, and the Company is now an indirect, wholly owned subsidiary of Purchaser.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the consummation of the Merger, all of the directors of the Company resigned from their positions as directors of the Company, as of the Effective Time. Also, in accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Merger Sub were appointed the directors of the Company and the incumbent officers of the Company immediately prior to the Effective Time were appointed as officers of the Company.

On the Closing Date, the Company entered into an amended and restated employment agreement with Michael V. Lewis, pursuant to which Mr. Lewis will continue as the Company’s chief executive officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, (i) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety, and such amended and restated certificate of incorporation became the certificate of incorporation of the Company and (ii) the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety, and such amended and restated bylaws became the bylaws of the Company. A copy of such amended and restated certificate of incorporation and such amended and restated bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01. Other Events

A copy of the press release issued by the Company announcing the consummation of the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to satisfy the proposed merger’s closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2015 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1

Agreement and Plan of Merger, dated November 8, 2015, among Rhombus Cinema Holdings, LP (formerly Rhombus Cinema Holdings, LLC), Rhombus Merger Sub, Inc., and RealD Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2015)

3.1	Second Amended and Restated Certificate of Incorporation of RealD Inc.

3.2	Bylaws RealD Inc.

99.1	Press Release, dated March 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALD INC.

Date: March 22, 2016	By:	/s/ Vivian Yang
		Name:	Vivian Yang

		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Merger, dated November 8, 2015, among Rhombus Cinema Holdings, LP (formerly Rhombus Cinema Holdings, LLC), Rhombus Merger Sub, Inc., and RealD Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2015)

3.1	Second Amended and Restated Certificate of Incorporation of RealD Inc.

3.2	Bylaws RealD Inc.

99.1	Press Release, dated March 22, 2016